As filed with the U.S. Securities and Exchange Commission on June 8, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10319

USA Mutuals
(Exact name of registrant as specified in charter)

700 N. Pearl Street, Suite 900
Dallas, Texas 75201
(Address of principal executive offices) (Zip code)

Richard Sapio
700 N. Pearl Street, Suite 900
Dallas, Texas 75201
(Name and address of agent for service)

(800) 688-8257
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

USA Mutuals Vitium Global Fund
(formerly known as USA Mutuals Vice Fund)
Institutional Class (VICVX)
Investor Class (VICEX)
Class A (VICAX)
Class C (VICCX)

USA Mutuals Navigator Fund
Institutional Class (UNAVX)

Please see the inside cover regarding receiving shareholder reports in the future.

Annual Report
March 31, 2020

USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street
Suite 900
Dallas, Texas 75201
Phone: 1-866-264-8783
Web: www.usamutuals.com

Table of Contents

LETTERS TO SHAREHOLDERS	3
EXPENSE EXAMPLE	10
PERFORMANCE INFORMATION	11
PORTFOLIO OF INVESTMENTS – USA Mutuals Vitium Global Fund	13
PORTFOLIO OF INVESTMENTS – USA Mutuals Navigator Fund	15
STATEMENTS OF ASSETS AND LIABILITIES	18
STATEMENTS OF OPERATIONS	21
STATEMENTS OF CHANGES IN NET ASSETS	22
FINANCIAL HIGHLIGHTS	24
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
ADDITIONAL INFORMATION	39

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.usamutuals.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds (or your financial intermediary) electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-264-8783.

You may elect to receive all future reports in paper free of charge. You can inform the Funds (or your financial intermediary) that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-264-8783. Your election to receive reports in paper will apply to all funds held with your financial intermediary or, if you are a direct investor, to all Funds held with the fund complex.

LETTERS TO SHAREHOLDERS

USA Mutuals Vitium Global Fund

Dear Shareholder:

We write this letter to inform you of the economic conditions and Fund performance during the past fiscal year.

	Year to Date
Share Class/Benchmark	(as of 3/31/2020)	1 Year	5 Year	10 Year	Since Inception*
Investor Class	-26.45%	-19.78%	0.48%	7.43%	7.34%
MSCI ACWI	-21.26%	-10.76%	3.41%	6.45%	7.30%
S&P 500 Index	-19.60%	-6.98%	6.73%	10.53%	8.26%
Class A w/Load	-30.67%	-24.37%	-0.72%	—	5.82%
Class A w/o Load	-26.44%	-19.76%	0.46%	—	6.58%
Class C w/Load	-27.30%	-21.11%	-0.25%	—	5.82%
Class C w/o Load	-26.57%	-20.35%	-0.25%	—	5.82%
Institutional Class	-26.40%	-19.57%	0.78%	—	0.53%

*	Inception 8/30/2002 (Investor Class, MSCI ACWI and S&P 500 Index), 12/8/2011 (Class A & C) and 4/1/2014 (Institutional Class)

For the fiscal year ended March 31, 2020, the USA Mutuals Vitium Global Fund (“Vitium Global Fund”) declined 19.78%, compared to the MSCI All Country World Index (“MSCI ACWI”) decline of 10.76%. While the Vitium Global Fund was on a solid trajectory through the first few months of 2020, the Covid-19 pandemic adversely impacted our four core sectors, leading to sharp declines in the final months of the fiscal year. With casinos, bars and restaurants completely closed and global air traffic coming to a halt, our company’s businesses were severely interrupted. However, despite the short-term effect on the portfolio, we remain confident that well into the future, people will continue to drink, gamble and smoke, and nations will persistently need to defend themselves. The health threat now appears to be abating, and economies around the world are slowly reopening.

The economic damage will linger longer as many companies have been forced to close and many millions of workers are without a paycheck. The economic data and earnings reports to come will be both alarming and historic, given the total cessation of commerce across many parts of the economy, and the outlook for corporate profits is uncertain. Unlike a light switch, a $20 trillion economy will not be as easy to turn back on once social distancing comes to an end, especially given the asynchronous reopening plans of different states and countries. Several countries ahead of us on the epidemic curve are finding it difficult to jump start consumption.

The Federal Reserve (the “Fed”) and the government are pouring unprecedented amounts of monetary and fiscal support into the economy. For perspective, the Treasury’s $2.2 trillion stimulus is more than twice as large as Franklin Roosevelt’s New Deal spending program, adjusted for inflation, which stabilized the economy and brought an end to the Great Depression. The Fed has taken rates to zero and its balance sheet has already hit an all-time high, over $6 trillion, with many more asset purchases to come. We believe this will provide much-needed assistance and takes the worst-case scenario off the table. The future implications of such a sizable fiscal deficit and encumbered Fed balance sheet are worries for another day. For the here and now, the government rescue will ease the short-term pain, fill the gap in demand and ensure that the gears of the financial system continue to operate.

A coronavirus treatment, and later, a vaccine, will likely be coming, which will give a boost to the American consumer’s psyche. Even so, the legacy of this pandemic will influence the way we live and work far into the future. One shouldn’t expect an immediate recuperation, right back to how things were in early February, after the most significant health and economic crisis of the past century. Households and businesses will need to repair damaged balance sheets and replenish savings. The recovery in stock prices will likely be a slow one, as the economic shock has been severe enough that it will likely kick investors’ buy-every-dip habit. With any luck, valuations and fundamentals will matter again.

The Vitium Global Fund is comprised of what we believe to be the leading companies within our sectors of focus. We expect these great companies to be the survivors through this crisis and may be in a position to capture market share from smaller competitors or make acquisitions at great prices, further cementing their leadership. While the impact to the portfolio from Covid-19 has been challenging, we see great value in our holdings and are excited about the future.

Sincerely,

USA Mutuals Advisors

USA Mutuals Navigator Fund

Dear Shareholder:

Please Note: The USA Mutuals Navigator Fund was officially launched on October 13, 2017, via the conversion of the Goldman Navigator Fund, L.P. (the “Navigator Predecessor Partnership”), a limited partnership managed by Mr. Steven Goldman, the USA Mutuals Navigator Fund’s portfolio manager, into the Institutional Class shares of the USA Mutuals Navigator Fund. The fiscal year performance of the USA Mutuals Navigator Fund noted below therefore includes performance of the Navigator Predecessor Partnership for periods before October 13, 2017, including all the expenses of the Navigator Predecessor Partnership.

We write this letter to inform you of the economic conditions and Fund performance during the past fiscal year.

	Year to Date
Share Class/Benchmark	(as of 3/31/2020)	1 Year	5 Year	10 Year	Since Inception*
Institutional Class	-18.52%	-8.80%	4.00%	6.68%	10.56%
S&P 500 Index	-19.60%	-6.98%	6.73%	10.53%	6.84%

*  Inception 2/11/2002

For the fiscal year ended March 31, 2020, the USA Mutuals Navigator Fund (“Navigator Fund”) declined 8.80%, in the same timeframe the S&P 500 Index (“S&P 500”) declined 6.98%.  After finishing the last three quarters of 2019 up 11.93%, the first quarter of 2020 saw a decline of 18.52% for the Navigator Fund.  The Covid-19 pandemic quickly reshaped expectations for the market after seeing a strong start to 2020.  The unique factors the stock market encountered can be noted when the S&P 500 declined 3% on consecutive days after reaching an all-time high just a few days prior.  Reviewing the past 70 years, consecutive 3% declines in the S&P 500 has never occurred after reaching a new high a week earlier.  Furthermore, using a 30-day lookback from a new high also showed no other occurrence. Unusual times as expressed by the unprecedented market declines.  Uncertainty remains elevated and time will be needed for the dust to settle.

Uncertainty in 2019 surrounding tariffs resulted in an exposure level near 80%.  Despite an elevated level in uncertainty, bullish indications (discussed later in this letter) suggested intermediate growth during the market decline in May resulting in a 10% increase in exposure.  Further exposure was added in July when it became likely that the Federal Reserve was going to cut interest rates.  Exposure was increased to 95%, however uncertainty surrounding the tariff discussions with China prevented exposure going above this point. Over the weekend of February 22nd, the narrative of Covid-19 changed from supply chain concerns in China to the virus spreading globally.  The drawdown following this was at an exposure level of 90%.  Although it was something we deemed as non-economically induced, further discussions of the US Economy closing added additional downside pressure through the end of the quarter.  Exposure levels were incrementally decreased near the end of March as data surrounding the virus became suggestive that this pandemic would last longer than originally estimated.  By the end of March our exposure was roughly 65% correlated to the S&P 500.

2019 ended with the Navigator Fund gaining 25.54% despite the market having a general lack of bullishness from investors.  In August the yield on the US 10-year Treasury Note declined roughly 50 basis points below the S&P 500 weekly dividend yield.  Reviewing the last 60 years, this spread has only occurred in the recent decade and stock prices have responded favorably.  Last year had the 10th shallowest decline in the S&P 500 since 1950; of those top 10 years the S&P 500 has annualized 25.10% on average. Indications remained bullish although sentiment among investors remained below average.  Using the Barclay Hedge Fund Index of roughly1,900 funds, as of the end of October, the average return was 7.81% which was only 33.72% of the S&P 500’s total return.  Reviewing the largest half dozen gains in the S&P 500 since 1997, the average return had been roughly 55% of the S&P 500’s total return, placing last year’s ratio 40% below that average.

Stock prices initially attempted to weather the pandemic which began late last year.  By the third week of February, after the -3.13% drawdown in January, the S&P 500 reached a new peak.  Market gains occurred despite a lower pre-earnings announcement from Apple, which in late January lowered its forecast due to supply constraints and lower sales projections, all related to China. Apple, nearly a week later, moved to new highs as well.  According to daily reports from China, Covid-19 appeared to have peaked in early February and had declined by nearly 50% a few weeks later.  On the weekend of February 22nd, the narrative morphed from green shoots appearing in China to the virus reaching Italy which ushered in a -3.26% lower opening gap in S&P futures.

In the 11 bear markets since WWII the S&P 500 has averaged a decline of -31.9%, while the average decline in the first 20 trading sessions has averaged -5.35%.  The S&P 500 in this crisis declined, from an all-time high, by -15.8% in the first seven days using intraday prices.  By the 20th trading session the S&P 500 declined more than -30% without even a two-day rally.  Looking at historical daily declines, since 1950 to the end of last year, there have only been 43 trading sessions in which the S&P 500 declined by over -4%.  In March of this year the S&P had two days which were respectively the 3rd and 6th largest declines in the S&P 500 going back to the index’s inception.  Through the first quarter of 2020 there have been seven sessions that have declined -4% or more.  Lastly, the S&P 500’s three-day rally ending March 26th saw the largest percent gain in 87 years.

In the first week of April the New York City hospitalization rate indicated the slope was flattening ahead of forecasts.  On April 8th, Dr. Fauci stated that, “Coronavirus can be far less than predicted, more like 60,000 than 100,000 to 200,000” (which was previously predicted within the last two weeks).  On April 9th, the Federal Reserve announced an additional $2.3 trillion in programs, highlighted by buying high yield ETFs. Information flows are fluid and the big picture is dependent on medical ingenuity which, on an incremental basis, continues to improve at an unprecedented pace. From a historical perspective, monetary aggregates have been instrumental during the investment cycle helping to heal the economy during times of duress.  This time around, monetary aggregates cannot fully upright the economy on an intermediate term without a semi successful outcome on Covid-19.

A recession’s end is determined when economic activity starts to increase on a sustained basis, even slowly from a low base. Thus, it is possible that this recession could end sometime in the third quarter.  Comparing to other recessions, nominal GDP has averaged a -2% decline while the Great Recession saw the largest decline at -4%.  This pandemic may be the largest, and possibly the shortest, with estimates in GDP by year end between -5% and -6%.  According to James Bullard of the St. Louis Federal Reserve Bank, this pandemic is costing the US perhaps $25 billion a day in lost output and cannot be sustained indefinitely.  Investors are still likely deciphering the same data points and few have a clear advantage as to the outcome.  Our strength is utilizing the data driven process but exogenous factors that cannot be handicapped are difficult to navigate.  As stated in the past, we do not profess to be epidemiologists and the pandemic will likely dictate the outcome of the economy and stock prices. As a risk manager, being dependent on the successful outcome against Covid-19 and durability of the economy does not warrant a fully invested equity exposure on an intermediate basis.  We remain price sensitive and rely on the data driven process seeking to take advantage of opportunity in this market.

Sincerely,

USA Mutuals Advisors

DISCLOSURES:

Past performance does not guarantee future results. Opinions expressed are those of USA Mutuals Advisors, Inc. and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money. Investors should consider a Fund’s investment objectives, risks, and fees and expenses carefully before investing; the Funds’ prospectus contains this and other information about each Fund.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Portfolio of Investments in this report.

Mutual fund investing involves risk; principal loss is possible. The Vitium Global Fund will concentrate its net assets in vice industries, including the alcohol beverages, tobacco, gaming and defense/aerospace industries. The Vitium Global Fund may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries. The Vitium Global Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Vitium Global Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit and management risks, and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested. If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

The investment objective of the Navigator Fund is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500® Index in bull markets, and less or negatively correlated in bear markets. Simultaneous with the commencement of the Navigator Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman, the Navigator Fund’s portfolio manager (the “Navigator Predecessor Partnership”), converted into the Institutional Class shares of the Navigator Fund by contributing all of its assets to the Navigator Fund in exchange for Institutional Class shares of the Navigator Fund. From its inception in 2002 through 2012, the Navigator Predecessor Partnership was managed as a proprietary account of the portfolio manager, and was converted to a limited partnership in 2012.

From its inception in 2002 through October 13, 2017, the Navigator Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Navigator Fund, and at the time of the conversion, the Navigator Predecessor Partnership was managed by the same portfolio manager as the Navigator Fund. Such portfolio manager managed the Navigator

Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Navigator Fund. The Navigator Fund’s performance for periods before October 13, 2017 is that of the Navigator Predecessor Partnership and includes the expenses of the Navigator Predecessor Partnership. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, paid by the Navigator Predecessor Partnership, without provision for state or local taxes. If the Navigator Predecessor Partnership’s performance was adjusted to reflect the expenses of the Navigator Fund, the performance for all periods would have been lower than that stated. The performance returns of the Navigator Predecessor Partnership are audited.

The Navigator Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. On a going forward basis after October 13, 2017, the Navigator Fund performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Navigator Predecessor Partnership. Please refer to the Financial Statements section of the Navigator Fund’s SAI to review additional information regarding the Navigator Predecessor Partnership. You cannot invest directly in an index.

The Funds are distributed by Compass Distributors, LLC.

Definitions:

Basis point: one hundredth of one percent, used chiefly in expressing differences of interest rates. The S&P 500® Index: is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. The S&P 500® Index is an index of the common stock prices of 500 widely held U.S. stocks and includes reinvestment of dividends. The S&P 500® Index is considered to be generally representative of the U.S. large capitalization stock market as a whole. Unmanaged index returns do not reflect fees, expenses or sales charges. The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (excepting Funds of Funds) in the Barclay database. FactSet: FactSet Research Systems (FactSet) provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds, and investment bankers. It consolidates data on global markets, public and private companies, and equity and fixed-income portfolios. Interim Yearly Drawdown: drawdowns (a peak-to-trough decline during a specific period for an investment, trading account, or fund) during a year. Green Shoots: term used colloquially and propagandistically to indicate signs of economic recovery during an economic downturn.

Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses.  The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses such as sales charges, contingent deferred sales charges, fees for wire transfer requests, IRA maintenance fees, etc.  Therefore, if these transactional costs were included, your costs would have been higher.  For more information, see your Fund’s prospectus or contact your financial advisor.  The examples are based on an investment of $1,000 that was made on October 1, 2019 and held until March 31, 2020 (“the period”).

Actual expenses | The table below shows the actual expenses you would have paid on a $1,000 investment during the period.  It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses.  This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes | The table below shows each Fund’s expenses based on a $1,000 investment during the period and assuming a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return.  Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period.  You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds.  All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses
	Beginning	Ending		Ending
	Account	Account	Expenses	Account	Expenses
	Value	Value	paid	Value	paid	Annualized
	October 1,	March 31,	during	March 31,	during the	expense
	2019	2020	period (a)	2020	period (a)	ratio
USA Mutuals Vitium Global Fund
Institutional Class	$1,000.00	$788.60	$6.53	$1,017.70	$7.36	1.46%
Investor Class	1,000.00	787.40	7.64	1,016.45	8.62	1.71
Class A	1,000.00	787.80	7.64	1,016.45	8.62	1.71
Class C	1,000.00	784.80	10.98	1,012.70	12.38	2.46
USA Mutuals Navigator Fund
Institutional Class	$1,000.00	$876.90	$9.34	$1,015.05	$10.02	1.99%

(a)
Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (183), and then dividing that result by the actual number of days in the fiscal year (366).

Performance Information as of March 31, 2020 (Unaudited)

	Average Annual Total Return
			Since
	One	Five	Inception
USA Mutuals Vitium Global Fund	Year	Years	(4/1/14)
Institutional Class	-19.57%	0.78%	0.53%
S&P 500 Index^	-6.98%	6.73%	7.58%
MSCI ACWI^	-10.76%	3.41%	3.73%

	One	Five	Ten
	Year	Years	Years
Investor Class	-19.78%	0.48%	7.43%
S&P 500 Index^	-6.98%	6.73%	10.53%
MSCI ACWI^	-10.76%	3.41%	6.45%

			Since
	One	Five	Inception
	Year	Years	(12/8/11)
Class A (without sales charges)*	-19.76%	0.46%	6.58%
Class A (with sales charges)*	-24.37%	-0.72%	5.82%
Class C (without sales charges)*	-20.35%	-0.25%	5.82%
Class C (with sales charges)*	-21.11%	-0.25%	5.82%
S&P 500 Index^	-6.98%	6.73%	11.60%
MSCI ACWI^	-10.76%	3.41%	7.57%

		Since
	One	Inception
USA Mutuals Navigator Fund	Year	(10/13/17)
Institutional Class	-8.80%	0.80%
S&P 500 Index	-6.98%	2.51%

*
Class A returns with sales charges reflect the initial maximum sales charge of 5.75% and a contingent deferred sales charge (“CDSC”) of 1.00% as applicable.  Class C returns with sales charges reflect the 1.00% CDSC on shares redeemed within 12 months of purchase.  See a current Prospectus for further details.

^
Effective December 31, 2019, the Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index (“MSCI ACWI”) to better align its geographic exposure with the appropriate benchmark.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. In the absence of the existing fee waivers, the total return would be reduced. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

The returns shown in the tables assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.  You cannot invest directly in an index.

Performance Information as of March 31, 2020 (Unaudited)

USA Mutuals Vitium Global Fund Investor Class
Growth of a $10,000 Investment from March 31, 2010 to March 31, 2020

USA Mutuals Navigator Fund Institutional Class
Growth of a $10,000 Investment from October 13, 2017^ to March 31, 2020

^  Commencement of operations.

USA Mutuals Vitium Global Fund – Portfolio of Investments as of March 31, 2020

COMMON STOCKS - 97.4%	Shares	Value
Aerospace & Defense - 24.6%
BAE Systems PLC (b)	457,305	$2,963,914
The Boeing Co.	17,000	2,535,380
General Dynamics Corp.	30,000	3,969,300
Lockheed Martin Corp.	17,300	5,863,835
Northrop Grumman Corp.	14,700	4,447,485
Raytheon Co.	33,390	4,379,098
Spirit AeroSystems Holdings, Inc. - Class A	35,000	837,550
		24,996,562
Alcoholic Beverages - 21.9%
Anheuser-Busch InBev S.A./N.V. (b)	67,500	3,012,821
Carlsberg A/S - Class B (b)	15,000	1,705,840
Constellation Brands, Inc. - Class A	34,650	4,967,424
Diageo PLC - ADR (b)	39,500	5,021,240
Heineken N.V. (b)	45,000	3,779,861
Pernod Ricard S.A. (b)	26,500	3,783,418
		22,270,604
Casinos, Gambling & Lotteries - 24.5%
Evolution Gaming Group AB (b)(f)	72,500	2,477,117
Galaxy Entertainment Group Ltd. (b)	1,155,000	6,160,298
GVC Holdings PLC (b)	250,000	1,742,041
Las Vegas Sands Corp.	121,000	5,138,870
Melco International Development Ltd. - ADR (b)	1,400,000	2,029,731
MGM Resorts International	172,600	2,036,680
Sands China Ltd. (b)	850,000	3,113,734
Wynn Macau Ltd. (b)	1,474,600	2,240,597
		24,939,068
Gaming - 1.2%
Diamond Eagle Acquisition Corp. (a)(d)	100,000	1,234,000
		1,234,000
Mining - 3.7%
Cameco Corp. (b)	500,000	3,820,000
		3,820,000
Real Estate Investment Trusts - 3.2%
Gaming and Leisure Properties, Inc. (d)	75,000	2,078,250
MGM Growth Properties LLC	50,000	1,183,500
		3,261,750

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vitium Global Fund – Portfolio of Investments as of March 31, 2020

COMMON STOCKS - 97.4% (Continued)	Shares	Value
Tobacco Manufacturing - 18.3%
Altria Group, Inc.	65,000	$2,513,550
British American Tobacco PLC - ADR (b)(d)	143,000	4,889,170
Philip Morris International, Inc.	75,000	5,472,000
Swedish Match AB (b)	100,000	5,741,695
		18,616,415
Total Common Stocks (Cost $91,715,907)		99,138,399
SHORT-TERM INVESTMENTS - 8.2%
Money Market Funds - 2.2%
First American Treasury Obligations Fund - Class X, 0.32% (c)	2,320,336	2,320,336
Other Investment Funds - 6.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.89% (c)(e)	6,074,238	6,074,238
Total Short-Term Investments (Cost $8,394,574)		8,394,574
Total Investments (Cost $100,110,481) - 105.6%		107,532,973
Liabilities in Excess of Other Assets - (5.6)%		(5,742,515)
TOTAL NET ASSETS - 100.0%		$101,790,458

(a)	Non-Income Producing.
(b)	Foreign Issued Security.
(c)	Annualized seven-day yield as of the date of this report.
(d)	All or a portion of this security was on loan as of the date of this report. The total value of loaned securities was $6,118,873 or 6.0% of net assets as of the date of this report.
(e)	Investment made with cash collateral received for securities on loan.
(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified institutional investors.

ADR – American Depositary Receipt
PLC – Public Limited Company

Portfolio Summary	As a % of Net Assets
United States	45.8%
United Kingdom	14.3%
Hong Kong	13.3%
Short-Term Investments	8.2%
Sweden	8.1%
Canada	3.8%
France	3.7%
Netherlands	3.7%
Belgium	3.0%
Denmark	1.7%
Other Assets and Liabilities	(5.6)%
100.0%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Navigator Fund – Portfolio of Investments as of March 31, 2020

			Principal
	Maturity		Amount/
SHORT-TERM INVESTMENTS - 89.8%	Date	Yield (c)	Shares	Value
U.S. Treasury Bills - 68.4%
United States Treasury Bill	4/16/20	1.62%	$5,000,000	$4,999,865
United States Treasury Bill	4/23/20	1.60%	5,000,000	4,999,934
United States Treasury Bill (a)	4/30/20	1.52%	6,500,000	6,499,763
United States Treasury Bill	5/7/20	1.54%	5,000,000	4,999,731
United States Treasury Bill	5/21/20	1.96%	5,000,000	4,999,618
United States Treasury Bill (a)	6/4/20	1.51%	1,000,000	999,889
United States Treasury Bill (a)	6/11/20	1.52%	8,500,000	8,498,634
United States Treasury Bill	6/18/20	1.53%	5,000,000	4,999,103
United States Treasury Bill	7/9/20	1.53%	5,000,000	4,999,086
United States Treasury Bill (a)	7/16/20	1.54%	10,000,000	9,997,976
United States Treasury Bill (a)	7/30/20	1.53%	7,000,000	6,998,186
United States Treasury Bill	8/6/20	1.53%	5,000,000	4,998,673
United States Treasury Bill	8/13/20	1.52%	5,000,000	4,998,739
United States Treasury Bill (a)	8/20/20	1.51%	2,100,000	2,099,362
United States Treasury Bill	8/27/20	1.45%	5,000,000	4,998,350
Total U.S. Treasury Bills (Cost $79,820,642)				80,086,909
Money Market Funds - 21.4%
First American Government
Obligations Fund - Class X, 0.43% (b)			25,080,377	25,080,377
Total Money Market Funds (Cost $25,080,377)				25,080,377
Total Short-Term Investments (Cost $104,901,019)
Total Investments (Cost $104,901,019) - 89.8%				105,167,286
Other Assets in Excess of Liabilities - 10.2%				11,949,392
TOTAL NET ASSETS - 100.0%				$117,116,678

(a)	All or a portion of this security is pledged as collateral in connection with open futures contracts. Total value of collateral pledged is $15,097,104 as of the date of this report.
(b)	Annualized seven-day yield as of the date of this report.
(c)	Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Portfolio Summary	As a % of Net Assets
U.S. Treasury Bills	68.4%
Money Market Funds	21.4%
Other Assets and Liabilities	10.2%
100.0%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Navigator Fund – Schedule of Futures Contracts as of March 31, 2020

					Unrealized
		Expiration	Notional	Notional	Appreciation
Description	Contracts	Date	Amount	Value	(Depreciation)
Long Contracts:
S&P 500 E-MINI	498	6/19/20	$59,859,615	$63,985,530	$4,125,915

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Statements of Assets and Liabilities as of March 31, 2020

	USA Mutuals		USA Mutuals
	Vitium Global Fund		Navigator Fund
ASSETS
Investments:
Total investments, at cost	$100,110,481		$104,901,019
Net unrealized appreciation (depreciation)	7,422,492		266,267
Total investments, at value	107,532,973	^	105,167,286
Gross unrealized appreciation - open futures contracts	—		4,125,915
Deposit at broker - futures contracts	—		8,210,745
Foreign currency (cost of $369 and $—, respectively)	366		—
Receivable for capital shares sold	19,678		98,852
Dividends, interest and securities
lending income receivable, net	447,795		10,293
Foreign tax reclaim receivable	120,748		—
Prepaid expenses and other assets	35,016		26,265
TOTAL ASSETS	$108,156,576		$117,639,356
LIABILITIES
Payable for securities lending collateral received	6,074,238		—
Payable for capital shares redeemed	95,769		267,280
Accrued advisory fees, net	33,936		113,345
Accrued legal fees	48,754		42,263
Accrued accounting, administration,
custody & transfer agent fees	40,419		37,323
Accrued distribution fees	27,074		—
Accrued trustees fees	9,000		9,000
Accrued sub-transfer agent fees	1,138		25,879
Other accrued expenses and liabilities	35,790		27,588
TOTAL LIABILITIES	$6,366,118		$522,678
NET ASSETS	$101,790,458		$117,116,678

NET ASSETS CONSISTS OF:
Paid-in capital	$94,744,000		$138,643,655
Total distributable earnings (accumulated loss)	7,046,458		(21,526,977)
NET ASSETS	$101,790,458		$117,116,678

^	Includes securities on loan with a value of $6,118,873.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities as of March 31, 2020 (Continued)

	USA Mutuals	USA Mutuals
	Vitium Global Fund	Navigator Fund
Institutional Class*:
Net assets	$6,456,502	$117,116,678
Shares outstanding	284,835	6,159,027
NAV, redemption and offering price/share	$22.67	$19.02
Investor Class*:
Net assets	$80,791,111
Shares outstanding	3,617,258
NAV, redemption and offering price/share	$22.33
Class A*:
Net assets	$6,955,321
Shares outstanding	313,353
NAV, redemption and offering price/share(1)	$22.20
Maximum offering price per share(2)	$23.55
Class C*:
Net assets	$7,587,524
Shares outstanding	349,724
NAV, redemption and offering price/share(3)	$21.70

*	Unlimited number of shares authorized, $0.001 par value per share.
(1)	Subject to a contingent deferred sales charge (“CDSC”) of 1.00% on purchases of $1 million or more redeemed within 18 months of purchase.
(2)	The maximum offering price per share is calculated as 100/94.25 of NAV.
(3)	Subject to a CDSC of 1.00% on shares redeemed within 12 months of purchase.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Statements of Operations for the Year Ended March 31, 2020

	USA Mutuals	USA Mutuals
	Vitium Global Fund	Navigator Fund
INVESTMENT INCOME
Dividend income	$3,952,179	$—
Less: foreign taxes withheld	(72,689)	—
Interest income	38,109	1,909,294
Securities lending income, net	157,931	—
TOTAL INVESTMENT INCOME	4,075,530	1,909,294
EXPENSES
Advisory fees (Note 3)	1,412,036	1,809,780
Distribution fees - Investor Class (Note 3)	291,432	—
Distribution fees - Class A (Note 3)	27,060	—
Distribution fees - Class C (Note 3)	116,840	—
Accounting, administration, custody & transfer agent fees	287,463	188,329
Legal fees	155,837	128,102
Legal fees - extraordinary (Note 3) ^	151,134	—
Federal and state registration fees	61,958	34,950
Compliance fees and expenses	53,191	53,178
Trustees fees	37,613	39,104
Reports to shareholders	30,179	14,705
Audit fees	25,486	16,987
Sub-transfer agent fees - Institutional Class	4,777	105,789
Other expenses	40,721	24,008
TOTAL EXPENSES	2,695,727	2,414,932
Less waivers and reimbursements by Advisor (Note 3)	(266,183)	(356,954)
NET EXPENSES	2,429,544	2,057,978
NET INVESTMENT INCOME (LOSS)	1,645,986	(148,684)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments - unaffiliated	13,311,480	58,336
Investments - affiliated (Note 3)	(4,987,000)	—
Payments to Fund by Advisor (Note 3)	9,138	—
Foreign currency transactions	(37,261)	—
Futures contracts	—	(20,028,664)
Net realized gain (loss)	8,296,357	(19,970,328)
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated	(39,672,315)	255,758
Investments - affiliated (Note 3)	4,875,000	—
Foreign currency translation	(4,120)	—
Futures contracts	—	3,292,564
Net change in unrealized appreciation (depreciation)	(34,801,435)	3,548,322
NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,505,078)	(16,422,006)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(24,859,092)	$(16,570,690)

^	Excluding extraordinary expenses, total expenses are $2,544,593, net expenses are $2,278,410 and net investment income is $1,797,120.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	USA Mutuals Vitium Global Fund
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
FROM OPERATIONS
Net investment income (loss)	$1,645,986	$1,982,244
Net realized gain (loss)	8,296,357	2,714,065
Net change in unrealized appreciation (depreciation)	(34,801,435)	(26,602,477)
Net increase (decrease) in net assets from operations	(24,859,092)	(21,906,168)
FROM DISTRIBUTIONS
Institutional Class	(455,164)	(117,658)
Investor Class	(5,423,692)	(1,367,713)
Class A	(502,679)	(121,194)
Class C	(469,402)	(66,773)
Net decrease in net assets from distributions paid	(6,850,937)	(1,673,338)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	2,055,776	8,960,321
Proceeds from shares sold - Investor Class	3,358,221	8,173,968
Proceeds from shares sold - Class A	760,846	1,808,533
Proceeds from shares sold - Class C	228,147	1,758,779
Reinvestment of distributions - Institutional Class	433,934	92,359
Reinvestment of distributions - Investor Class	5,235,012	1,312,546
Reinvestment of distributions - Class A	446,553	105,986
Reinvestment of distributions - Class C	447,827	62,203
Cost of shares redeemed - Institutional Class	(4,461,996)	(9,146,106)
Cost of shares redeemed - Investor Class	(29,331,000)	(53,524,770)
Cost of shares redeemed - Class A	(3,549,983)	(5,415,026)
Cost of shares redeemed - Class C	(3,340,931)	(3,972,261)
Net increase (decrease) in net assets from capital share transactions	(27,717,594)	(49,783,468)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,427,623)	(73,362,974)
NET ASSETS
Beginning of period	161,218,081	234,581,055
End of period	$101,790,458	$161,218,081
SHARE TRANSACTIONS
Shares sold - Institutional Class	67,994	301,245
Shares sold - Investor Class	117,170	273,804
Shares sold - Class A	25,774	62,308
Shares sold - Class C	7,811	60,216
Shares reinvested - Institutional Class	14,242	3,188
Shares reinvested - Investor Class	174,210	45,567
Shares reinvested - Class A	14,954	3,715
Shares reinvested - Class C	15,310	2,354
Shares redeemed - Institutional Class	(150,290)	(323,353)
Shares redeemed - Investor Class	(1,012,611)	(1,838,257)
Shares redeemed - Class A	(124,862)	(186,431)
Shares redeemed - Class C	(118,407)	(140,185)
Increase (decrease) in shares outstanding	(968,705)	(1,735,829)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	USA Mutuals Navigator Fund
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(148,684)	$30,279
Net realized gain (loss)	(19,970,328)	(597,768)
Net change in unrealized appreciation (depreciation)	3,548,322	2,179,140
Net increase (decrease) in net assets from operations	(16,570,690)	1,611,651
FROM DISTRIBUTIONS
Institutional Class	(6,562,021)	(408,558)
Net decrease in net assets from distributions paid	(6,562,021)	(408,558)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	105,197,953	52,599,788
Reinvestment of distributions - Institutional Class	6,507,337	391,084
Cost of shares redeemed - Institutional Class	(33,481,869)	(15,293,064)
Net increase (decrease) in net assets from capital share transactions	78,223,421	37,697,808
TOTAL INCREASE (DECREASE) IN NET ASSETS	55,090,710	38,900,901
NET ASSETS
Beginning of period	62,025,968	23,125,067
End of period	$117,116,678	$62,025,968
SHARE TRANSACTIONS
Shares sold - Institutional Class	4,609,869	2,438,134
Shares reinvested - Institutional Class	280,541	20,025
Shares redeemed - Institutional Class	(1,545,685)	(772,956)
Increase (decrease) in shares outstanding	3,344,725	1,685,203

The accompanying notes are an integral part of these financial statements.

Financial Highlights

			From Investment Operations			Distributions to Shareholders From
For a Share				Net
Outstanding		Net Asset	Net	Realized &
Throughout		Value,	Investment	Unrealized		Net	Net
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized
Beginning	Ending	of Period	(Loss)(a)	(Losses)	Total	Income	Gains	Total
USA Mutuals Vitium Global Fund Institutional Class
4/1/19	3/31/20	$29.60	$0.42	$(5.83)	$(5.41)	$(0.39)	$(1.13)	$(1.52)
4/1/18	3/31/19	32.68	0.41	(3.20)	(2.79)	(0.21)	(0.08)	(0.29)
4/1/17	3/31/18	28.74	0.38	4.64	5.02	(0.37)	(0.71)	(1.08)
4/1/16	3/31/17	30.94	0.52	2.92	3.44	(0.55)	(5.09)	(5.64)
4/1/15	3/31/16	29.30	0.47	1.57	2.04	(0.40)	—	(0.40)

USA Mutuals Vitium Global Fund Investor Class
4/1/19	3/31/20	29.18	0.34	(5.74)	(5.40)	(0.32)	(1.13)	(1.45)
4/1/18	3/31/19	32.31	0.32	(3.20)	(2.88)	(0.17)	(0.08)	(0.25)
4/1/17	3/31/18	28.45	0.27	4.61	4.88	(0.31)	(0.71)	(1.02)
4/1/16	3/31/17	30.64	0.33	3.00	3.33	(0.43)	(5.09)	(5.52)
4/1/15	3/31/16	29.05	0.33	1.61 *	1.94	(0.35)	—	(0.35)

USA Mutuals Vitium Global Fund Class A
4/1/19	3/31/20	29.01	0.34	(5.70)	(5.36)	(0.32)	(1.13)	(1.45)
4/1/18	3/31/19	32.18	0.32	(3.24)	(2.92)	(0.17)	(0.08)	(0.25)
4/1/17	3/31/18	28.33	0.27	4.60	4.87	(0.31)	(0.71)	(1.02)
4/1/16	3/31/17	30.52	0.32	3.00	3.32	(0.42)	(5.09)	(5.51)
4/1/15	3/31/16	28.94	0.32	1.62 *	1.94	(0.36)	—	(0.36)

USA Mutuals Vitium Global Fund Class C
4/1/19	3/31/20	28.41	0.12	(5.58)	(5.46)	(0.12)	(1.13)	(1.25)
4/1/18	3/31/19	31.56	0.10	(3.12)	(3.02)	(0.05)	(0.08)	(0.13)
4/1/17	3/31/18	27.86	0.03	4.52	4.55	(0.14)	(0.71)	(0.85)
4/1/16	3/31/17	30.00	0.10	2.94	3.04	(0.09)	(5.09)	(5.18)
4/1/15	3/31/16	28.54	0.11	1.58 *	1.69	(0.23)	—	(0.23)

USA Mutuals Navigator Fund Institutional Class
4/1/19	3/31/20	22.04	(0.03)	(1.66)	(1.69)	(0.02)	(1.31)	(1.33)
4/1/18	3/31/19	20.48	0.02	1.71	1.73	—	(0.17)	(0.17)
10/13/17^	3/31/18	20.00	(0.07)	0.68	0.61	—	(0.13)	(0.13)

*	Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.
^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)	Annualized for periods less than one year.
(c)
Not annualized for periods less than one year.  Total returns are calculated without the imposition of either front-end or contingent deferred sales charges (as applicable, see current Prospectus).  Portfolio turnover rates are calculated at the fund level (not by individual share class).

(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

						Ratios to Average Net Assets (b)
For a Share		Net		Net
Outstanding		Asset		Assets at		Net
Throughout		Value,	Total	End of		Investment				Gross		Portfolio
Each Fiscal Period:		End of	Return	Period		Income		Net		Expenses		Turnover
Beginning	Ending	Period	(c)	(000’s	)	(Loss)		Expenses		(d)		Rate(c)
USA Mutuals Vitium Global Fund Institutional Class (Continued)
4/1/19	3/31/20	$22.67	(19.57)%+	$6,457		1.40	%+	1.34	%+	1.57	%+	32%
4/1/18	3/31/19	29.60	(8.49)	10,445		1.37		1.24		1.30		15
4/1/17	3/31/18	32.68	17.52	12,152		1.21		1.24		1.28		20
4/1/16	3/31/17	28.74	12.47	3,161		1.77		1.24		1.27		56
4/1/15	3/31/16	30.94	7.07	123		1.58		1.23		1.23		58

USA Mutuals Vitium Global Fund Investor Class (Continued)
4/1/19	3/31/20	22.33	(19.78)+	80,791		1.15	+	1.59	+	1.77	+	32
4/1/18	3/31/19	29.18	(8.87)	126,599		1.07		1.49		1.53		15
4/1/17	3/31/18	32.31	17.24	189,274		0.87		1.49		1.53		20
4/1/16	3/31/17	28.45	12.15	194,217		1.08		1.49		1.49		56
4/1/15	3/31/16	30.64	6.79	187,344		1.13		1.48		1.48		58

USA Mutuals Vitium Global Fund Class A (Continued)
4/1/19	3/31/20	22.20	(19.76)+	6,955		1.15	+	1.59	+	1.77	+	32
4/1/18	3/31/19	29.01	(9.03)	11,531		1.08		1.49		1.53		15
4/1/17	3/31/18	32.18	17.27	16,664		0.88		1.49		1.53		20
4/1/16	3/31/17	28.33	12.17	16,254		1.07		1.49		1.49		56
4/1/15	3/31/16	30.52	6.79	18,219		1.11		1.48		1.48		58

USA Mutuals Vitium Global Fund Class C (Continued)
4/1/19	3/31/20	21.70	(20.35)+	7,588		0.40	+	2.34	+	2.52	+	32
4/1/18	3/31/19	28.41	(9.51)	12,643		0.34		2.24		2.28		15
4/1/17	3/31/18	31.56	16.38	16,492		0.12		2.24		2.28		20
4/1/16	3/31/17	27.86	11.32	16,715		0.32		2.24		2.24		56
4/1/15	3/31/16	30.00	6.00	17,378		0.38		2.23		2.23		58

USA Mutuals Navigator Fund Institutional Class (Continued)
4/1/19	3/31/20	19.02	(8.80)	117,117		(0.14)		1.99		2.34		0
4/1/18	3/31/19	22.04	8.54	62,026		0.08		1.99		2.39		0
10/13/17^	3/31/18	20.48	3.02	23,125		(0.78)		1.99		3.16		0

+	The total returns and ratios to average net assets below exclude the impact of extraordinary expenses for the year ended March 31, 2020:

		Net
	Total	Investment		Gross
	Return	Income	Net	Expenses
	(c)	(Loss)	Expenses	(d)
USA Mutuals Vitium Global Fund Institutional Class	(19.46)%	1.50%	1.24%	1.47%
USA Mutuals Vitium Global Fund Investor Class	(19.64)	1.25	1.49	1.67
USA Mutuals Vitium Global Fund Class A	(19.65)	1.25	1.49	1.67
USA Mutuals Vitium Global Fund Class C	(20.24)	0.50	2.24	2.42

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements March 31, 2020

1.  Organization – USA Mutuals (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated March 20, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. USA Mutuals Vitium Global Fund (“Vitium Global Fund”, most recently known as USA Mutuals Vice Fund) and USA Mutuals Navigator Fund (“Navigator Fund”) (each a “Fund” and collectively the “Funds”), each represent a distinct portfolio with its own investment objective and policies within the Trust. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund(s) in which shares are held. The Vitium Global Fund is currently authorized to offer Class A, Class C, Institutional Class and Investor Class shares. The Navigator Fund is currently authorized to offer Institutional Class and Class Z shares (although currently only offers Institutional Class shares). The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase.  The sales charge declines as the amount purchased increases in accordance with the Vitium Global Fund’s prospectus. A contingent deferred sales charge of 1.00% may be imposed on Class A share purchases of $1 million or more that are redeemed within 18 months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within 12 months of purchase, in accordance with the Vitium Global Fund’s prospectus. The contingent deferred sales charge for these Class C shares is based on the net asset value (“NAV”) of the shares at the time of purchase. Investor Class, Institutional Class and Class Z shares are no-load shares.  The Funds and share classes commenced operations as follows:

Fund	Institutional Class	Investor Class	Class A	Class C
Vitium Global	4/1/2014	8/30/2002	12/8/2011	12/8/2011
Navigator	10/13/2017	N/A	N/A	N/A

Simultaneous with the commencement of the Navigator Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman, the Navigator Fund’s portfolio manager, converted into the Institutional Class shares of the Navigator Fund by contributing all of its assets to the Navigator Fund in exchange for Institutional Class shares of the Navigator Fund.  The total amount of the contribution was $19,863,326, consisting of securities, cash, and other receivables which were recorded at value as of the date of the conversion. The transaction was considered non-taxable by management for tax purposes. As a result of the in-kind contribution, the Navigator Fund issued 993,166 shares at a $20.00 per share NAV.

The Funds are managed by USA Mutuals Advisors, Inc. (the “Advisor”). The investment objective of the Vitium Global Fund is long-term growth of capital. The investment

Notes to Financial Statements March 31, 2020 (Continued)

objective of the Navigator Fund is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500 Index in bull markets, and less or negatively correlated in bear markets.

2.  Significant Accounting Policies – The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(a)  Investment Valuation – Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), are valued at the latest reported sale price on such exchange. Exchange traded securities and funds for which there were no transactions are valued at the mean between the most recent quoted bid and ask prices at the close of the exchange or at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service. Mutual funds, including money market funds, are valued at their respective NAVs.

All equity securities that are listed on NASDAQ are valued using the NASDAQ Official Closing Price. Debt securities, including U.S. Treasury Bills, are valued at the mean in accordance with prices furnished by an approved independent pricing service, subject to review by the Funds’ Advisor. Securities for which market quotations are not readily available and other assets for which market quotations do not accurately reflect fair value or if the value of a security held by the Funds has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), may be valued at their fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees. When determining fair value, the following factors, among others, may be taken into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and the lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid

Notes to Financial Statements March 31, 2020 (Continued)

price and the lowest ask price across the exchange where the option is traded. Non-exchange traded options will also be valued at the mean between bid and asked prices. Non-exchange traded options and options valued using mean prices when there were no trades as of measurement date will be classified as Level 2 investments. “Fair value” of other private options are valued by the Valuation Committee under the supervision of the Funds’ Board of Trustees.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its NAV on the valuation date, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price at the close of trading on such exchange or board of trade. If reliable market quotations are not readily available, the futures contracts shall be valued at a price supplied by an approved independent pricing service. If the prices provided by the pricing service and independent quoted prices are unreliable, the futures contracts are valued by the Valuation Committee under the supervision of the Funds’ Board of Trustees. Futures contracts are generally categorized as Level 1 of the fair value hierarchy.

Shares of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at their net asset value per share as provided by the underlying fund’s administrator. These shares are generally classified as Level 2 investments.

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between:(1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Valuations based on quoted prices for investments in active markets that the Funds have the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 –	Valuations based on other significant observable inputs (including quoted prices or similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 –	Valuations based on significant unobservable inputs (including the Funds’ own assumptions and judgment in determining the fair value of investments).

Notes to Financial Statements March 31, 2020 (Continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can vary between investments and are affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Level 3 fair values are estimated and such securities are priced by the Valuation Committee as delegated by the Board of Trustees, by relying on information provided by the underlying companies and any other available information, as applicable. In determining fair value, both qualitative and quantitative factors are considered. Because of the inherent uncertainty of valuations, the estimated fair values may differ from the values that another party might estimate or that would have been used had a ready market for the investment existed. The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments and derivatives as of the date of this report:

Vitium Global Fund
	Level 1	Level 2	Level 3
Common Stocks*	$99,138,399	$—	$—
Short-Term Investments:
Money Market Funds	2,320,336	—	—
Other Investment Funds	—	6,074,238	—
Total	$101,458,735	$6,074,238	$—

* See Portfolio of Investments for additional industry information.

Navigator Fund
	Level 1	Level 2	Level 3
Short-Term Investments:
U.S. Treasury Bills	$—	$80,086,909	$—
Money Market Funds	25,080,377	—	—
Total	$25,080,377	$80,086,909	$—
Futures Contracts*	$4,125,915	$—	$—

*  Represents unrealized appreciation (depreciation) as of the date of this report.

Notes to Financial Statements March 31, 2020 (Continued)

The following is a reconciliation of the Level 3 securities for which significant unobservable inputs were used to determine fair value during the year ended March 31, 2020:

Vitium Global Fund
	Preferred Stocks	Corporate Bonds	Warrants
Value at March 31, 2019	$125,000	$—	$750
Acquisitions	—	—	—
Disposals	(13,000)	(25,000)	0
Realized Gain (Loss)	(4,987,000)	(1,475,000)	—
Change in Unrealized
Appreciation (Depreciation)	4,875,000	1,500,000	(750)
Value at March 31, 2020	$—	$—	$—

There are no Level 3 securities in the Funds as of the date of this report.

(b)  Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and will make the requisite distributions of income and capital gains to its shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions. As of and during the year ended March 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statements of Operations. The statute of limitations on Vitium Global Fund’s tax returns remains open for the years ended March 31, 2017 through March 31, 2020 and since inception for the Navigator Fund.  At March 31, 2020 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Vitium Global Fund	Navigator Fund
Cost of investments	$101,092,375	$104,901,019
Unrealized appreciation	21,547,116	266,267
Unrealized depreciation	(15,106,518)	—
Net unrealized appreciation (depreciation)	6,440,598	266,267
Undistributed income	—	—
Undistributed capital gains	4,252,441	—
Total undistributed earnings	4,252,441	—
Other accumulated gains (losses)	(3,646,581)	(21,793,244)
Total distributable earnings (accumulated losses)	$7,046,458	$(21,526,977)

Notes to Financial Statements March 31, 2020 (Continued)

The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.  At March 31, 2020, the Funds had the following capital loss carryforwards and tax deferrals available:

	Capital Loss Carryforwards			Tax Deferrals
				Post-October	Late Year
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Vitium Global	$—	$—	$—	$—	$3,399,395
Navigator	—	—	—	21,642,204	151,040

(c)  Distributions to Shareholders – The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex- dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Funds may utilize earnings and profits distributed to shareholders on redemptions of  shares as part of the dividends paid deduction (“equalization”). The tax character of distributions paid by the Funds during the years ended as noted were as follows:

	Ordinary Income		Long-Term Capital Gain
	March 31,	March 31,	March 31,	March 31,
Fund	2020	2019	2020	2019
Vitium Global	$98,712	$1,168,014	$6,752,225	$505,324
Navigator	2,642,003	144,105	3,920,018	264,453

(d)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)  Share Valuation – The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by a Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

(f)  Futures Contracts – The Navigator Fund invests in futures contracts as part of its principal investment strategies.  Specifically, the Navigator Fund may invest in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Navigator Fund may also invest in stock index futures listed on other equity exchanges.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the

Notes to Financial Statements March 31, 2020 (Continued)

futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Navigator Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required. The Navigator Fund uses stock index futures for speculation purposes.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statements of Operations as net realized gains or losses from futures contracts.  Depending on the amount of outstanding collateral that has been posted by the Fund on a given day, the Fund may or may not settle variation margin daily.  The “Notional Amount” of futures contracts shown on the Schedule of Futures Contracts represents the notional value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Futures Contracts represents the notional value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Fund subjects it to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Futures Contracts. The use of short futures contracts by the Fund subjects it to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Futures Contracts.  During the year ended March 31, 2020, the Navigator Fund invested in futures contracts as follows:

		Average Notional Value
Fund	Risk Type	Long Futures	Short Futures
Navigator Fund	Equity Risk	$91,504,475	$ —

The average Notional Value of futures contracts is also an indicator of volume.  Please refer to the Funds’ prospectus for additional risks associated with investing in futures contracts.

Notes to Financial Statements March 31, 2020 (Continued)

(g)  Other – Investment transactions and shareholder transactions are accounted for on the trade date.  The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Expenses incurred by the Funds that do not relate to a specific Fund or Class are allocated to the individual Funds and Classes based on each Fund’s and Class’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Funds must use estimates in reporting the current calendar year character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

(h)  Foreign Currency Translation & Foreign Securities Risk – Values of investments denominated in foreign currencies are translated to U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of the securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses are from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of non-investment assets and liabilities as a result of changes in exchange rates.

Foreign securities may involve more risks than those associated with U.S. investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency. Additional risks include currency fluctuations, political and economic instability, imposition of foreign withholding taxes, differences in financial reporting standards and less stringent regulation of securities markets.

(i)  Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax

Notes to Financial Statements March 31, 2020 (Continued)

reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended as of the date of this report, the following reclassifications were made:

	Paid-in Capital	Total Distributable Earnings
Vitium Global Fund	$(248)	$248
Navigator Fund	$—	$—

(j)  Subsequent Events – In preparing these financial statements, management has performed an evaluation of subsequent events after March 31, 2020 through the date the financial statements were issued and determined that there were no subsequent events that would require adjustment to or additional disclosure in the financial statements.

(k)  Securities Lending – The Vitium Global Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

The Fund lends securities and receives cash, cash equivalents, or other securities as collateral. Each security on loan as of the date of this report is footnoted on the Fund’s Portfolio of Investments, along with the total value of all securities on loan.  Initial collateral levels shall not be less than 102% of the value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in foreign currencies). Marking to market is performed every business day (subject to de minimis rules of change in value) for the Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the value of all the borrowed securities loaned to the borrower by the Fund. Any cash received as collateral is invested by the securities lending agent, U.S. Bank National Association, in accordance with pre-established guidelines as set forth in the securities lending agreement. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (the “Portfolio”) of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.  The Portfolio is offered on a private placement basis, has an overnight and continuous maturity, and is not registered under the 1940 Act as amended or any other section or rule thereof. Although the Portfolio has a policy of complying with the risk limiting conditions of rule

Notes to Financial Statements March 31, 2020 (Continued)

2a-7 of the 1940 Act, with certain supplements, it does not rely on such rule. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

The cash collateral invested in the Portfolio, if any, is reflected in the Fund’s Portfolio of Investments and is included in the Statements of Assets and Liabilities in the line item labeled “Total investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Portfolio is included on the Statements of Assets and Liabilities as “Payable for securities lending collateral received.”  A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, a portion is paid to the securities lending agent by the Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statements of Operations as “Securities lending income, net.”

3.  Transactions with Affiliates – The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom officers of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Advisor is entitled to receive an annual fee, accrued daily and paid monthly, on the Fund’s average daily net assets as follows:

Annual Advisory Fee Rate
Vitium Global Fund	0.95%
Navigator Fund	1.75%

Total annual advisory fees are included on the Funds’ Statements of Operations as “Advisory fees.”  Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Vitium Global Fund and Navigator Fund, the Advisor has contractually agreed to waive its management fee and/or reimburse each Fund to ensure that the total annual operating expenses for each Fund, as a percentage of each Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees and Sub-TA fees) do not exceed 1.24% and 1.99%, respectively.  During the year ended as of the date of this report, the Vitium Global Fund incurred legal fees that were deemed to be extraordinary and were therefore excluded from the Fund’s expense cap.  These extraordinary expenses are reported separately on the Statements of Operations as “Legal fees – extraordinary.”  The impact on total returns, the net investment income ratio and the gross and net expense ratios of the extraordinary expenses is also reported in the financial highlights.

Notes to Financial Statements March 31, 2020 (Continued)

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the month in which the fee was waived or reimbursed. Expenses will only be recouped if the current expense ratio is lower than the expense cap in place at the time such expense was waived.  No such expenses were recouped by the Advisor during the year.  The cumulative amounts of previously waived and reimbursed expenses that the Advisor may recoup from the Funds, and their respective expiration dates, is shown below:

	March 31,
Fund	2021	2022	2023	Total
Vitium Global	$85,716	$77,456	$266,183	$429,355
Navigator	$114,631	$154,328	$356,954	$625,913

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Vitium Global Fund which authorizes the Fund to pay Compass Distributors, LLC (the “Distributor”) a distribution fee of up to 0.25%, 0.50% and 1.00% of the average daily net assets of the Fund’s Investor Class, Class A and Class C shares, respectively, for services to prospective shareholders and distribution of Fund shares.  During the year ended as of the date of this report, the Board of Trustees has authorized a distribution fee of only 0.25% for Class A shares rather than the maximum amount of 0.50% of average daily net assets. The expenses covered by the 12b-1 Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the 12b-1 Plan will represent compensation for distribution and service activities.  Distribution fees are included on the Statements of Operations as “Distribution fees” and are presented at the individual share class level.

During the year ended as of the date of this report, the Vitium Global Fund held Zodiac Spirits, LLC – Class A preferred stock, an investment that was considered affiliated since the Fund held 5% or more of the outstanding voting securities of the issuer.  Additionally, the former President of the Trust was a Series A Preferred Member on the Board of Managers of the issuer.  The Fund did not earn any dividend or interest income from the issuer during the year ended March 31, 2020.  The Fund no longer holds any affiliated investments as of the date of this report.  See below for certain additional information regarding the Fund’s investments in affiliated issuers during the year:

Ending		Net	Change in	Ending
Value		Realized	Unrealized	Value
3/31/19	Disposals	(Losses)	Appreciation	3/31/20
$125,000	$(13,000)	$(4,987,000)	$4,875,000	$ —

Notes to Financial Statements March 31, 2020 (Continued)

During the year ended as of the date of this report, the Advisor made a payment to the Vitium Global Fund in the amount of $9,138.  This payment was made subsequent to an SEC Exam inquiry regarding the Vitium Global Fund’s valuation of a private placement security during the year ended March 31, 2018. The amount is included on the Statements of Operations as a realized gain on “Payments to Fund by Advisor” and did not impact performance during the year ended March 31, 2020.

4.  Investment Transactions – During the year ended as of the date of this report, purchases and sales of investment securities (excluding short-term investments) and U.S. government securities (including short-term investments) were as follows:

	Investment Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Vitium Global	$46,617,531	$80,884,446	$—	$—
Navigator	$—	$—	$178,061,737	$149,182,484

5.  Line of Credit Facility – The Vitium Global Fund has a secured line of credit of up to $7,000,000 with U.S. Bank, N.A. This line of credit matures on March 3, 2021 but may be renewed prior to maturity.  The line of credit is intended to provide short-term financing, as necessary, subject to certain restrictions, covenants, and the right of setoff on the Fund’s assets, to cover shareholder redemptions.  The Fund’s securities serve as collateral for any borrowings made under the line of credit.  The Fund may borrow up to the lesser of $7,000,000 or 33 1/3% of the Fund’s unencumbered assets, subject to a limitation of 15% of the net assets of the Fund.  The interest rate on the line of credit is variable and is equal to the Prime Rate, which was 3.25% as of the date of this report.  The Fund did not utilize the line of credit during the year ended March 31, 2020.

6.  COVID-19 – Unexpected events, such as the global outbreak of COVID-19, have caused adverse effects on many companies, sectors, regions, and the market in general, and my cause these effects for an unknown period of time and in ways that cannot be foreseen. The effects may impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve investment objectives.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
USA Mutuals

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedule of futures contracts (as applicable), of USA Mutuals comprising USA Mutuals Vitium Global Fund (formerly known as USA Mutuals Vice Fund) and USA Mutuals Navigator Fund (the “Funds”) as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for USA Mutuals Vitium Global Funds and for each of the three periods in the period then ended for USA Mutuals Navigator Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 29, 2020

Additional Information (Unaudited)

Information about Trustees
The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-866-264-8783.

Independent Trustees

		Term of	Principal	Number of	Other
	Position(s)	Office and	Occupation	Portfolios	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Year of Birth	the Trust	Time Served	Five Years	by Trustee	Trustee
Michael D. Akers, Ph.D.	Independent	Indefinite term;	Professor Emeritus,	2	Independent
615 E. Michigan Street	Trustee	Since 2001	Department		Trustee, Trust
Milwaukee, WI 53202			of Accounting		for Professional
Year of Birth: 1955			(June 2019 -		Managers
			present), Professor,		(an open-end
			Department of		investment
			Accounting		company with
			(2004 - 2019),		nineteen
			Chair, Department		portfolios)
of Accounting
(2004 - 2017),
Marquette University

Gary A. Drska	Independent	Indefinite term;	Pilot, Frontier/	2	Independent
615 E. Michigan Street	Trustee	Since 2001	Midwest Airlines		Trustee, Trust
Milwaukee, WI 53202			(Airline Company)		for Professional
Year of Birth: 1956			(1986 - present)		Managers
(an open-end
investment
company with
nineteen
portfolios)

Interested Trustee and Officers
		Term of	Principal	Number of	Other
	Position(s)	Office and	Occupation	Portfolios	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Year of Birth	the Trust	Time Served	Five Years	by Trustee	Trustee
Rick A. Sapio*	Interested	Indefinite term;	President,	2	N/A
Plaza of the Americas	Trustee and	Since 2018	Mutual Capital
700 North Pearl Street	Chairperson		Alliance, Inc.
Suite 900			(1994 - present)
Dallas, TX 75201	President	Indefinite term;
Year of Birth: 1964		Since 2019
	Treasurer	Indefinite term;
Since May 2020

*	Mr. Sapio is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is the majority owner of Mutual Capital Alliance, Inc., which owns the Advisor.

Additional Information (Unaudited) (Continued)

Interested Trustee and Officers (Continued)

		Term of	Principal
	Position(s)	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Year of Birth	the Trust	Time Served	Five Years
Nick Glocke	Secretary	Indefinite term;	Vice President, USA Mutuals Advisors, Inc.
Plaza of the Americas		Since	(2019 - present)
700 North Pearl Street		May 2020
Suite 900
Dallas, TX 75201
Year of Birth: 1992

Guy Talarico	Chief	Indefinite term;	Founder and Chief Executive Officer,
150 Broadway	Compliance	Since 2019	Alaric Compliance Services, LLC (2005 - present)
Suite 302	Officer
New York, NY 10038
Year of Birth: 1955

Tax Information (Unaudited)

The Vitium Global Fund designates 100.00% and the Navigator Fund designates 0.00% of its ordinary income distribution for the year ended March 31, 2020 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2020, 100.00% of the dividends paid from net ordinary income for the Vitium Global Fund and 0.00% of the dividends paid from net ordinary income for the Navigator Fund qualifies for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% for the Vitium Global Fund and 98.77% for the Navigator Fund for the year ended March 31, 2020.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may view the Funds’ Form N-PORT filings on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY (Unaudited)

The Funds collect non-public information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information to unaffiliated third parties (such as to the investment advisor to the Funds, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Not part of the annual report.

USA Mutuals

USA Mutuals Vitium Global Fund
USA Mutuals Navigator Fund

Investment Advisor	USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202-5615

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bank Global Fund Services
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor	Compass Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a Professor Emeritus, Department of Accounting, Marquette University.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$30,500	$34,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2020	FYE 3/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	$0	$6,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant’s independent trustees serve as its nominating committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USA Mutuals

By (Signature and Title)      /s/Richard Sapio
Richard Sapio, President

Date    June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Richard Sapio
Richard Sapio, President

Date    June 5, 2020

By (Signature and Title)      /s/Richard Sapio
Richard Sapio, Treasurer

Date    June 5, 2020